                                                                    Exhibit 10.1

                             FORBEARANCE AGREEMENT


     FORBEARANCE AGREEMENT, dated as of July 17, 2000 (the "Agreement") to the Credit Agreement, dated as of July 31, 1998 (as heretofore amended and as may be further amended, restated, modified and supplemented from time to time, the "Credit Agreement"), among GLOBE MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (the "Agent"), GLOBE HOLDINGS, INC., a Massachusetts corporation ("Holdings"), and the other Guarantors identified in the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

     WHEREAS, the Borrower, Holdings, the Agent and the Lenders are party to that certain Fourth Amendment and Forbearance Agreement dated as of May 31, 2000 (the "Fourth Amendment and Forbearance Agreement"); and

     WHEREAS, pursuant to the Fourth Amendment and Forbearance Agreement, the Agent and the Lenders agreed, inter alia, to forbear from exercising certain rights in respect of the Specified Defaults (as defined therein) through July 31, 2000; and

     WHEREAS, an Event of Default has occurred and is continuing as a result of the non-payment by the Borrower of (i) a payment of principal in the amount of $2,500,000 in respect of the Tranche A Term Loan and (ii) a payment of principal in respect of Tranche B Term Loan in the amount of $275,000, each due and owing as of July 15, 2000 (collectively, the "Payment Default"); and

     WHEREAS, additional Events of Default have occurred and are continuing as a result of the non-compliance by the Borrower with the financial covenants contained in Sections 8.08, 8.09, 8.10 and 8.16 of the Credit Agreement (the "Covenant Defaults"); and

     WHEREAS, as more particularly described in Section 2 hereof, the Borrower has informed the Agent that it will not be able to make the payment due on August 1, 2000 in respect of the Borrower Senior Subordinated Notes (the "Senior Subordinated Note Default"; and together with the Specified Defaults, the Payment Default and the Covenant Defaults, the "Subject Defaults"); and

     WHEREAS, the Borrower has requested that the Lenders and the Agent forbear from exercising certain rights in respect of the Subject Defaults, and the Agent and the Lenders have agreed to do so on the terms contained herein.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


SECTION 1.     Forbearance Provisions.
               ----------------------
     (a) The Agent, the Lenders, the Borrower and each of the Guarantors hereby acknowledge the occurrence and continuance of each of the Subject Defaults (including the Payment Default) which have occurred and are continuing. The Borrower and each of the Guarantors agree that during the pendency of the Forbearance Period (as hereinafter defined) and so long as any Default or Event of Default remains in effect (including any Subject Defaults), the Borrower shall not request, and the Lenders shall not be obligated to make or issue, any new Loan or any new Letter of Credit; provided, that any Loan outstanding as of the Effective Date (as herein defined) may only be converted to or continued as a Base Rate Loan.

     (b) The Agent and the Lenders agree to forbear from taking any action permitted to be taken by them under the Credit Agreement with respect to all Subject Defaults for the period of time commencing on the Effective Date and terminating on the Termination Date (as herein defined) (the "Forbearance Period"); provided, however, that such forbearance shall extend only to the Subject Defaults and not to any other Defaults or Events of Default now existing or occurring after the Effective Date and shall not in any way or manner restrict the Agent or the Lenders from exercising any rights or remedies they may have with respect to Subject Defaults after the expiration or termination of the Forbearance Period or with respect to any other Default or Event of Default at any time. "Termination Date" shall mean the earliest to occur of any of the following events: (i) 5:00 p.m. (Eastern time) on September 15, 2000; (ii) the occurrence and continuance of an Event of Default other than the Subject Defaults; (iii) the Borrower's failure to comply with any of the provisions of this Agreement;
     (iv) the Borrower's Consolidated Interest Coverage Ratio shall be less than
     1.02 to 1.00 for the fiscal quarter ending June 30, 2000; (v) the Borrower's Consolidated Fixed Charge Coverage Ratio shall be less than
     0.685 to 1.00 for the fiscal quarter ending June 30, 2000 or (vi) the Borrower's Consolidated Leverage Ratio shall be greater than 9.74 to 1.00 for the fiscal quarter ending June 30, 2000.

     (c) The Borrower, each of the Guarantors, the Agent and the Lenders hereby agree that, notwithstanding the first sentence of Section 2.09(c) of the Credit Agreement and in order to induce the Agent and the Lenders to enter into this Agreement, during the Forbearance Period, interest on each Loan outstanding as of the Effective Date shall be paid on the last Business Day of each month.

     (d) Notwithstanding any provision in the Credit Agreement or the Loan Documents to the contrary, during the Forbearance Period, all fees which are payable under the Credit Agreement and the Loan Documents on a quarterly basis, including without limitation the Commitment Fee and letter of credit fees, shall be payable on a monthly basis on the last Business Day of each month.

SECTION 2.     Non-Payment of Borrower Senior Subordinated Notes.
               -------------------------------------------------

     The Borrower hereby confirms that as a result of the occurrence of the Payment Default, the Borrower is, pursuant to Section 10.02 of the Borrower Senior Subordinated Note Indenture, prohibited from making, and shall not make, any payment under or in respect of the Borrower Senior Subordinated Notes including, without limitation, the payment due under the Borrower Senior Subordinated Notes on August 1, 2000. Each of the Guarantors hereby confirms that as a result of the occurrence of the Payment Default, such Guarantor is, pursuant to Section 12.02 of the Borrower Senior Subordinated Note Indenture,
(i) prohibited from making, and shall not make, any payment with respect to any obligations of such Guarantor under the Borrower Senior Subordinated Notes or under its guarantee of the Borrower Senior Subordinated Notes, including, without limitation, the payment due under the Borrower Senior Subordinated Notes on August 1, 2000 and (ii) prohibited from acquiring, and shall not acquire, any of the Borrower Senior Subordinated Notes for cash or property or otherwise.

SECTION 3. Additional Provisions. During the term of the Forbearance Period, the Borrower shall (i) cause its financial advisors to consult with and review with the Agent's counsel's financial advisor, PricewaterhouseCoopers ("PWC"), the Borrower's capital expenditure program, (ii) retain additional financial staff (either through external hiring or the retention of professionals from Rothschild or the Borrower's outside auditors) for the purposes of preparing financial and cash flow projections, (iii) provide PWC reasonable access to all of the Borrower's books of account, records and financial information, as well as reasonable access to the Borrower's financial officers and representatives for the purpose of evaluating the Borrower's business plan and financial restructuring plan, in a manner and scope satisfactory to the Agent and (iv) resume, beginning July 17, 2000, delivery of weekly flash reports (including rolling thirteen week cash flow projections) by no later than the third Business Day of the following week.

SECTION 4. Waiver of Prepayment Provisions. The Agent and the Lenders agree to waive the provisions of Section 2.07(c) of the Credit Agreement solely to permit the Borrower to retain the Net Sale Proceeds of the sale of its rubber thread division to North American Rubber Thread Co., Inc., the terms of which sale were consented to by the Agent and the Required Lenders pursuant to that certain Consent dated as of March 22, 2000; provided, that the Net Sale Proceeds shall be used by the Borrower for working capital and general corporate purposes.

SECTION 5. Representations and Warranties. The Borrower and each of the Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

     (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

     (b) No consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby which has not been obtained;

     (c) This Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

     (d) The execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

     (e) After giving effect to this Agreement, there does not exist any Default or Event of Default other than the Subject Defaults; and

     (f) After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date).

SECTION 6.  Conditions to Effectiveness.

     This Agreement shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Agent in writing:

     (i) The Agent shall have received in form and substance satisfactory to the Agent and its counsel, counterparts of this Agreement executed by the Borrower, the Guarantors, and the Lenders and such other approvals or documents as the Agent may reasonably request;

     (ii) All representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct in all material respects;

     (iii) No Default or Event of Default, other than the Subject Defaults, shall have occurred and be continuing;

     (iv) The Agent shall have received payment in full of all outstanding invoices for reasonable costs and expenses owing to the Agent and the Lenders in accordance with Section 12.04 of the Credit Agreement, including, without limitation, the reasonable fees and expenses of counsel to the Agent and counsel to the individual Lenders; and

     (v) The Agent shall have received from the Borrower its business plan in form and substance satisfactory to the Agent.

SECTION 7.   Ratification; Waiver of Defenses.

     (a) The Credit Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Agent, the Lenders, the Issuing Bank and the Cash Management Bank in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise.

     (b) This Agreement shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agent or the Lenders or (ii) to prejudice any other right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

SECTION 8. References. All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Agreement shall constitute a Loan Document.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

SECTION 10. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Acknowledgement by Guarantors. Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Agreement, (i) its obligations under its Guaranty shall not be impaired or affected and (ii) such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SECTION 12. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

SECTION 13. Headings. Section headings in this Agreement are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                        [Signatures on Following Page]

     IN WITNESS WHEREOF, the Borrower, each Guarantor, the Lenders and the Agent have caused this Agreement to be duly executed by their respective officers of the day and year first above written.

                                       GLOBE MANUFACTURING CORP.

                                       By: /s/  Richard F. Heitmiller
                                           ------------------------------------
                                           Name:  Richard F. Heitmiller
                                           Title: Vice Chairman and Chief
                                                  Executive Officer

                                       GLOBE HOLDINGS, INC.

                                       By: /s/  Richard F. Heitmiller
                                           ------------------------------------
                                           Name:  Richard F. Heitmiller
                                           Title: Vice Chairman and Chief
                                                  Executive Officer

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent

                                       By: /s/ Liliana Claar
                                           ------------------------------------
                                           Name:  Liliana Claar
                                           Title: Vice President

                                       BANK OF AMERICA, N.A., as Lender

                                       By: /s/ Jay T. Wampler
                                           ------------------------------------
                                           Name:  Jay T. Wampler
                                           Title: Managing Director

                                       MERRILL LYNCH CAPITAL CORPORATION

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       OAKTREE CAPITAL MANAGEMENT LLC, as
                                       general partner of or investment manager for OCM Opportunities Fund III, L.P. and Columbia/HCA Master Retirement Trust (separate account)


                                       By: /s/ Phillip W. Otero
                                           ------------------------------------
                                           Name:  Phillip W. Otero
                                           Title: Vice President

                                       By: /s/ Kenneth Liang
                                           ------------------------------------
                                           Name:  Kenneth Liang
                                           Title: Managing Director & General
                                                  Counsel

                                       BHF (USA) CAPITAL CORPORATION

                                       By: /s/ Dan Dobrjanskyj
                                           ------------------------------------
                                           Name:  Dan Dobrjanskyj
                                           Title: Assistant Vice President

                                       By: /s/ Aurelio Almonte
                                           ------------------------------------
                                           Name:  Aurelio Almonte
                                           Title: Associate

                                       CYPRESSTREE INSTITUTIONAL FUND, LLC

                                       By: CypressTree Investment Management
                                           Company, Inc., its Managing Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       CYPRESSTREE INVESTMENT FUND, LLC

                                       By: CypressTree Investment Management
                                           Company, Inc., its Managing Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.
                                           As:  Attorney-in-Fact and on behalf
                                           of First Allmerica Financial Life
                                           Insurance Company as Portfolio
                                           Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       CYPRESSTREE SENIOR FLOATING RATE FUND

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       CYPRESSTREE INVESTMENT PARTNERS I LTD.

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager

                                       By: /s/ Jeffrey W. Heuer
                                           ------------------------------------
                                           Name:  Jeffrey W. Heuer
                                           Title: Principal

                                       EATON VANCE SENIOR INCOME TRUST

                                       By: Eaton Vance Management, as
                                           Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       FIRST SOURCE FINANCIAL LLP

                                       By: First Source Financial Inc., its
                                           Agent/Manager

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       FLEET NATIONAL BANK

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       HELLER FINANCIAL, INC.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       KZH - CYPRESSTREE-1 CORPORATION

                                       By: /s/ Peter Chin
                                           ------------------------------------
                                           Name:  Peter Chin
                                           Title: Authorized Agent

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST

                                       By: c/o Morgan Stanley Dean Witter
                                           Advisors, Inc.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       NATIONAL CITY BANK

                                       By: /s/ Stephen C. Steckel
                                           ------------------------------------
                                           Name:  Stephen C. Steckel
                                           Title: Vice President


                                       OXFORD STRATEGIC INCOME FUND

                                       By:  Eaton Vance Management, as
                                            Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       SENIOR DEBT PORTFOLIO

                                       By:  Boston Management and Research, as
                                            Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       CITIZENS BANK OF MASSACHUSETTS

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       SUNTRUST BANK

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title: